                                                                    Exhibit (24)





                   Consent of Independent Public Accountants
                   -----------------------------------------


         As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the company's previously filed Form S-8 Registration Statement File No. 33-47946.





                                                     ARTHUR ANDERSEN & CO.




Kansas City, Missouri,
March 21, 1994